UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	August 12, 2018

ROCKWELL MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Michigan	000-23661	38-3317208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30142 Wixom Road, Wixom, Michigan 48393

(Address of principal executive offices, including zip code)

(248) 960-9009

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 4.02                                           Non-Reliance on Previously Issued Financial Statements.

On August 12, 2018, based upon the recommendation of management, the Audit Committee of the Board of Directors (the “Audit Committee”) concluded the unaudited financial statements of Rockwell Medical, Inc., a Michigan corporation (the “Company”), for the quarterly period ended March 31, 2018, contained in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2018 (“Quarterly Report”), originally filed with the Securities and Exchange Commission (“SEC”) on May 10, 2018 should not be relied upon.

Subsequent to the filing of the Quarterly Report on May 10, 2018, certain information regarding the status of separate reimbursement for Triferic came to the attention of management and the Audit Committee, and the Audit Committee concluded, based upon the recommendation of management, that the Company should restate its previously issued unaudited consolidated financial statements for the quarterly period ended March 31, 2018 to correct the understatement of the Company’s excess and obsolete Triferic inventory reserves as of March 31, 2018 and other restatements in connection with stock-based compensation expense and bonus accruals.

Accordingly, investors should no longer rely upon the Company’s previously released financial statements and other financial data for the quarterly period ended March 31, 2018 or any press releases or other shareholder communications that relate to that information.  The Company will, as soon as is practicable, make the appropriate adjustments to the Quarterly Report by filing with the SEC an amendment to the Quarterly Report which will include restated consolidated financial statements and notes thereto and any other appropriate revisions.

Disclosures Regarding Forward-Looking Statements

We make forward-looking statements in this Current Report.  Our forward-looking statements are subject to risks and uncertainties and include information about our expectations and possible or assumed future results of our operations.  When we use words such as “may,” “might,” “will,” “should,” “believe,” “expect,” “anticipate,” “estimate,” “continue,” “could,” “plan,” “potential,” “predict,” “forecast,” “project,” “intend,” or similar expressions, or make statements regarding our intent, belief, or current expectations, we are making forward-looking statements.

We claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for all of our forward-looking statements.  While we believe that our forward-looking statements are reasonable, you should not place undue reliance on any such forward-looking statements, which are based on information available to us on the date of this report or, if made elsewhere, as of the date made.  Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond our control or are subject to change, actual results could be materially different.  Factors that might cause such a difference include, without limitation, the risks and uncertainties discussed in this Current Report, “Item 1A — Risk Factors” in our Form 10-K for the year ended December 31, 2017 and from time to time in our other reports filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL MEDICAL, INC.

Date: August 14, 2018	By:	/s/ Benjamin Wolin
Benjamin Wolin
Interim Principal Executive Officer